                           --SCHEDULE 14A TEMPLATE--
===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        ALPHA TECHNOLOGIES GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                         ALPHA TECHNOLOGIES GROUP, INC.

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 18, 2000

TO THE STOCKHOLDERS OF ALPHA TECHNOLOGIES GROUP, INC.:

   The 2000 Annual Meeting of the Stockholders (the "Annual Meeting") of ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation (the "Company"), will be held at 10:00 a.m. on Tuesday, April 18, 2000, at 750 Lexington Avenue, 27th Floor, New York, NY 10022 for the following purposes:

     1. To elect six directors to the Board of Directors who will each serve for a term of one year or until their successors have been elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

   Only stockholders of record at the close of business on February 25, 2000, are entitled to notice of and to vote at the Annual Meeting.

   WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED THEREFOR. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

   IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                          By Order of the Board of Directors,
                                          /s/ Lawrence Butler
                                          Lawrence Butler,
                                          Chairman and Chief Executive Officer

March 6, 2000

                         ALPHA TECHNOLOGIES GROUP, INC.
                              306 Pasadena Avenue
                            South Pasadena, CA 91030

                               ----------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

   The 2000 Annual Meeting of Stockholders (the "Annual Meeting") of ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation (the "Company" or "Alpha"), will be held at 10:00 a.m. on Tuesday, April 18, 2000, at 750 Lexington Avenue, 27th Floor, New York, NY 10022. The enclosed proxy is solicited on behalf of the Board of Directors of the Company in connection with the Annual Meeting and any adjournments or postponements thereof. This Proxy Statement and the enclosed proxy (the "Proxy Materials") are first being mailed to stockholders of the Company on or about March 6, 2000.

Voting, Proxies and Revocation of Proxies

   Shares represented at the Annual Meeting by an executed and unrevoked proxy in the form enclosed will be voted in accordance with the instructions contained therein. If no instructions are given on an executed and returned proxy, the proxy holders intend to vote the shares represented thereby in favor of each of the proposals to be presented to and voted upon by the stockholders as set forth herein, and in accordance with their best judgment on any other matter which may properly come before the meeting. The Annual Meeting has been called to elect six directors. Management knows of no other business that is currently contemplated to be conducted at the Annual Meeting. Any proxy given by a stockholder may be revoked by such stockholder at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company; filing a duly executed proxy bearing a later date with the Secretary of the Company; or attending the Meeting and voting in person. However, mere attendance at the Meeting will not, in and of itself, revoke a proxy.

   The cost for the solicitation of proxies is being borne by the Company. Such solicitation is being made by mail and, in addition, may be made by directors, officers and regular employees of the Company, either in person or by telephone or telegram, without additional compensation for such services. The Proxy Materials will also be distributed to brokerage houses, fiduciaries, custodians and other like parties for distribution to the beneficial owners of capital stock of the Company and the Company will reimburse such parties for their out-of-pocket expenses relating thereto.

Shares Entitled to Vote

   The Company's only outstanding class of voting securities is its common stock, $.03 par value (the "Common Stock"). Each share of Common Stock entitles the holder thereof to one vote on matters to be acted upon at the Annual Meeting. No stockholder is entitled to cumulative voting rights.

   Only stockholders of record at the close of business on February 25, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 6,599,822 shares of Common Stock issued and outstanding.

   The stock ledger of the Company (arranged alphabetically, showing the address of each shareholder of record entitled to vote at the meeting and the number of shares registered in the shareholder's name) will be available for inspection at the place of the Meeting by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours from April 7, 2000 until the Annual Meeting date.

   A stockholder who is a beneficial owner, but not a registered owner, as of the Record Date, cannot vote his or her shares except by (i) the stockholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or (ii) the stockholder attending the Annual Meeting with a proxy or other authorization to vote from the registered owner and voting.

ITEM 1. ELECTION OF DIRECTORS

   It is intended that a proxy in the accompanying proxy, unless marked to the contrary, will be voted in favor of the election of Marshall D. Butler, Lawrence Butler, Donald K. Grierson, Frederic A. Heim, Kenneth W. Rind and Robert C. Streiter as directors of the Company for a term of one year, or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

   In the event any of the nominees should become unable or refuse to accept nomination or reelection to serve as a director, the persons named as proxies in the enclosed form of proxy may vote for the election of such person or persons as the Board of Directors of the Company may recommend in the place of such nominee or nominees. All nominees have consented to be named and have indicated their intent to serve if elected. Management knows of no reason why any of these nominees might be unable or refuse to accept nomination or election.

   Each of the nominees is a current member of the Board of Directors who hold office until their successors are duly elected and qualified. Set forth below is certain information with respect to all Nominees.

Name                        Age     Principal Occupation for Past Five Years
----                        --- ------------------------------------------------
Lawrence Butler............  37 Mr. L. Butler has been Chairman and Chief
                                 Executive Officer since May 1999. He was
                                 President and Chief Executive Officer of Alpha
                                 from April 19, 1995 until May 1999. He has
                                 served as a Director since, and was an
                                 executive vice president of Alpha from,
                                 September 1994. He has been director, president
                                 and sole shareholder of Camelia Group, Inc.,
                                 the general partner of Dot.Com Partners, L.P.,
                                 f/k/a Steel Partners, L.P. (private investment
                                 partnership), a Delaware limited partnership
                                 ("Dot.Com"), since 1990. Lawrence Butler is
                                 Marshall Butler's son. Member of the Executive
                                 Committee.
Marshall D. Butler.........  73 Mr. M. Butler was Chairman of the Board of Alpha
                                 from April 26, 1993 until May 1999. He has been
                                 a director of Alpha since April 2, 1993. From
                                 September 22, 1994 through April 19, 1995, Mr.
                                 Butler served as Chief Executive Officer of
                                 Alpha. Mr. M. Butler is currently Chairman of
                                 First Israel Mezzanine Fund, which focuses on
                                 buyouts of Israeli companies, and is a director
                                 of Israel Infinity Venture Capital, a venture
                                 capital fund that invests in Israeli companies.
                                 He was a director of AVX Corporation, a
                                 manufacturer of ceramic capacitors from 1973 to
                                 1999, and was Chief Executive Officer of AVX
                                 Corporation from December 1973 until 1993. Mr.
                                 Butler was a director of Mass Mutual Corporate
                                 Investors from 1994 through 1995, and Mass
                                 Mutual Participation Investors from 1989
                                 through 2000. Mr. Butler is the father of
                                 Lawrence Butler. Member of the Executive, Stock
                                 Option and Compensation Committees.

Name                         Age     Principal Occupation for Past Five Years
----                         --- ------------------------------------------------
Donald K. Grierson..........  65 Served as Vice-Chairman of the Board of Alpha
                                  from April 1993 through April 1995. From
                                  December 7, 1988 until April 26, 1993, Mr.
                                  Grierson served as Chairman of the Board of
                                  Alpha. He has been a director of Alpha since
                                  February 1, 1988. For more than the past five
                                  years, Mr. Grierson has served as President and
                                  Chief Executive Officer of ABB Vetco Gray Inc.,
                                  which designs, manufactures, sells and services
                                  highly engineered exploration and production
                                  equipment used by the worldwide oil and gas
                                  industry, primarily for offshore applications.
                                  Mr. Grierson currently serves as a director of
                                  Parametric Technology Inc., a developer and
                                  marketer of software products for the
                                  automation of the mechanical design process.
                                  Member of the Stock Option Committee.
Frederic A. Heim............  73 Mr. Heim has been a director of Alpha since
                                  April 2, 1993. Mr. Heim, a private investor,
                                  served as a director of Encino Savings and
                                  Loan, Van Nuys, California, from 1991 through
                                  1994. He was a co-founder and, from 1981 to
                                  1990, a director and Executive Vice President
                                  of Computer Memories Incorporated, which
                                  manufactured computer disk drives. Member of
                                  Audit, Stock Option and Compensation
                                  Committees.
Dr. Kenneth W. Rind.........  64 Dr. Rind has been a director of the Company since April 1995. Dr. Rind is a long term
                                  venture capitalist and, since 1998, is a
                                  General Partner of Israel Infinity Venture
                                  Corporation. Since 1981, Dr. Rind has been
                                  Chairman of Oxford Venture Corporation, an
                                  independent venture capital management firm.
                                  Dr. Rind is currently a director of
                                  Vasomedical, Inc., a medical technology
                                  company; and ESC Medical Systems, Ltd., a
                                  medical equipment manufacturer. Member of Audit
                                  and Stock Option Committees.
Robert C. Streiter..........  39 Mr. Streiter has been President and Chief
                                  Operating Officer of the Company since May
                                  1999. He has been president of Uni-Star
                                  Industries, Inc. since March 23, 1998 and
                                  President of Wakefield Engineering, Inc. since
                                  September 21, 1998. Mr. Streiter was previously
                                  employed at AVX Filters Corp. in the positions
                                  of Controller, Operations Manager and Plant
                                  Manager; and previously employed at Johanson
                                  Dielectrics, Inc. from November 1997 until he
                                  left to join Uni-Star.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                 VOTE FOR THE ELECTION OF THE SIX NOMINEES FOR
                    DIRECTOR NAMED IN THIS PROXY STATEMENT.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth as of January 31, 2000, the number and percentage of outstanding shares of Common Stock of the Company owned beneficially, within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), by (i) each stockholder known by the Company to own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) each named executive officer; and (iv) all directors and executive officers, as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power.

                                             Amount and Nature of     Percent
 Name and Address of Beneficial Owners(1)   Beneficial Ownership(2) of Class(2)
 ----------------------------------------   ----------------------- -----------
 Marshall D. Butler(3)(4).................           950,850           14.2%
 Lawrence Butler(5).......................         1,354,108           19.7%
 Donald K. Grierson(6)....................           210,000            3.2%
 Frederic A. Heim(3)(7)...................            40,000              *
 Dr. Kenneth W. Rind (8)..................            80,000            1.2%
 Dot.Com Partners, L.P.(9)................           850,060           13.0%
 Robert C. Streiter(10)...................            77,134            1.2%
 Steve Chupik (11)........................           269,308            4.1%
 Johnny Blanchard (12)....................            32,100              *
 Dimensional Fund Advisors Inc. ..........           414,800            6.0%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401(13)
 All Directors and Executive Officers as a
  Group (8 Persons)(14)...................         3,013,500           41.9%

--------
 (1) Unless otherwise indicated, the address of each beneficial owner is c/o Alpha Technologies Group, Inc., 306 Pasadena Avenue, South Pasadena, CA 91030.
 (2) Includes shares deemed to be beneficially owned by such persons or entities pursuant to Rule 13d-3 promulgated under the Exchange Act because they have the right to acquire such shares within 60 days upon the exercise of options or similar rights or because such persons or entities have or share investment or voting power.
 (3) Does not include shares owned by Dot.Com of which Mr. M. Butler and Mr. Heim are each limited partners. Messrs. Butler and Heim disclaim beneficial ownership of such shares.
 (4) Includes 125,000 shares which Mr. M. Butler has the right to acquire upon the exercise of stock options within 60 days, and 217,900 shares owned by a trust of which Mr. M. Butler is a trustee.
 (5) Includes 850,060 shares owned by Dot.Com, 15,000 shares owned by a Trust of which Mr. L. Butler is trustee and 294,998 shares which Mr. L. Butler has the right to acquire upon the exercise of stock options within 60 days.
 (6) Includes 10,000 shares which Mr. Grierson has the right to acquire upon the exercise of stock options within 60 days.
 (7) Includes 35,000 shares that Mr. Heim has the right to acquire upon exercise of stock options within 60 days.
 (8) Includes 70,000 shares which Mr. Rind has the right to acquire upon the exercise of stock options within 60 days.
 (9) Shares owned by Dot.Com are also included in the number of shares reported as beneficially owned by Mr. L. Butler.
(10) Includes 38,334 shares that Mr. Streiter has the right to acquire upon exercise of stock options within sixty days. Includes 14,800 shares owned by Mr. Streiter's spouse. Mr. Streiter disclaims beneficial ownership of such shares.
(11) Includes 29,533 shares that Mr. Chupik has the right to acquire upon exercise of stock options within 60 days. Includes 228,475 shares held by the Company 401(k) Plan, over which Mr. Chupik has sole voting authority.
(12) Includes 32,000 shares that Mr. Blanchard has the right to acquire upon exercise of stock options within 60 days.
(13) Dimensional Fund Advisors Inc. ownership as of December 31, 1999.
(14) Includes 634,865 shares which individuals in the group have the right to acquire upon the exercise of stock options which are exercisable within 60 days, 850,060 shares held by Dot.Com, 15,000 shares owned by a trust of which Mr. L. Butler is trustee, and 217,900 shares, owned by a trust of which Mr. M. Butler is a trustee. Includes 228,475 shares held by the Company 401(k) Plan, over which Mr. Chupik has sole voting authority.

                       EXECUTIVE OFFICERS OF THE COMPANY

   The current executive officers of the Company are as follows:

Name                        Age                     Position
----                        --- ------------------------------------------------
Lawrence Butler............  37 Chairman and Chief Executive Officer
Johnny J. Blanchard........  41 Secretary, Treasurer and Chief Financial Officer
Robert C. Streiter.........  39 President and Chief Operating Officer
Steve E. Chupik............  56 Vice President Administration

   Each officer of the Company holds office until his successor shall be duly elected and qualified or until his earlier death, resignation or removal.

   Mr. Blanchard has been Chief Financial Officer of the Company since September 1994; from December 1989, he was Controller of the Company; and from October 1988, he was General Accounting Manager of the Company. Mr. Blanchard is a Certified Public Accountant.

   Mr. Chupik has been Vice President Administration of the Company since August 1993; from May 1988, he was Vice President Human Resources of the Company. Effective as of the Company's board of directors meeting held on February 22, 2000, Mr. Chupik was deemed an officer for purposes of Section 16 of the Securities Exchange Act of 1934.

                             EXECUTIVE COMPENSATION

   The following table sets forth the compensation paid or accrued for services rendered in all capacities on behalf of the Company during the last three fiscal years to the Company's "Named Executive Officers", the only executive officers who received compensation in excess of $100,000 during the fiscal year ended October 31, 1999.

                                                                  Long Term
                             Annual Compensation                 Compensation
                         ---------------------------           ----------------
                                                                    Awards
                                                               ----------------
                                                                  Securities
   Name and Principal    Fiscal                                   Underlying     All Other
        Position          Year  Salary ($) Bonus ($) Other     Options/SARs (#) Compensation
   ------------------    ------ ---------- --------- ------    ---------------- ------------
Lawrence Butler.........  1999   220,375    112,875      --        120,000(2)      11,322(3)
Chairman and              1998   170,208         --      --         80,000(2)      12,306(3)
Chief Executive           1997   185,833         --      --         25,000(2)      11,400(3)
 Officer(1)
Robert C. Streiter......  1999   173,465    100,000   5,385(8)      50,000(5)       6,375(6)
President and             1998    76,924     37,500      --        100,000(5)       2,308(6)
Chief Operating
 Officer(4)
Steve E. Chupik.........  1999   111,666     36,000  24,994(8)      25,000(9)       4,099(6)
Vice President--          1998   100,000         --      --          5,000(9)       3,000(6)
 Administration(7)        1997   100,000         --      --          5,000(9)       3,000(6)

Johnny J. Blanchard.....  1999   100,012     31,185      --         15,000(10)      3,000(6)
Chief Financial Officer   1998    93,750         --      --             --          2,813(6)
                          1997    90,000         --      --         20,000(10)      2,700(6)

--------
 (1)On May 26, 1999, Mr. L. Butler became Chairman and Chief Executive Officer of the Company. Effective December 1, 1999, Mr. L. Butler's salary increased to $242,681 per annum. See "Employment Agreements".

 (2) On August 19, 1997, Mr. L. Butler was granted 16,695 incentive stock options which are exercisable at $3.9875 per share and 8,305 non-qualified stock options which are exercisable at $3.625 per share. All options were granted under the Company's stock option plan. On the date of the grant, the fair market value of the shares was $3.625. On January 15, 1998, Mr.
     L. Butler was granted 25,220 incentive stock options which are exercisable at $3.875 per share and 54,780 non-qualified stock options which are exercisable at $4.2625 per share. All options were granted under the Company's stock option plan. On the date of the grant, the fair market value of the shares was $3.875. Mr. Butler received 29,114 options exercisable at $4.31 on August 2, 1999. On that same date, he received 20,886 options exercisable at $4.74. At the time of grant, the fair market value of the stock was $4.31. On October 12, 1999, Mr. Butler received options for 64,612 shares exercisable at $5.21 and options for 5,388 shares exercisable at $5.74 per share. At the time of grant, the fair market value of the stock was $5.21.
 (3) Represents car allowance of $7,200 and 401(k) Employer Matching Contribution of $4,122 for fiscal 1999; represents car allowance of $7,200 and 401(k) Employer Matching Contribution of $4,500 for fiscal 1998; represents car allowance of $6,900 and 401(k) Employer Matching Contribution of $4,500 for fiscal 1997.
 (4) Mr. Streiter joined Uni-Star as President on March 23, 1998 and assumed the additional responsibility of President of Wakefield on September 21, 1998. He became President and Chief Operating Officer of the Company on May 26, 1999.
 (5) On September 2, 1999, Mr. Streiter was granted 50,000 options exercisable at $4.81, the fair market value on such date. On April 14, 1998 Mr. Streiter was granted 15,000 incentive stock options which are exercisable at the fair market value on such date, $4.5938. These options were replaced with new options effective October 21, 1998 with a price of $1.8750 per share. On October 21, 1998 Mr. Streiter was granted 85,000 incentive stock options which are exercisable at the fair market value on such date, $1.8750.
 (6) Represents 401(k) Employer Matching Contributions.
 (7) Mr. Chupik became an officer within the meaning of Section 16 of the Exchange Act effective as of February 22, 2000.
 (8) Represents accrued vacation payments.
 (9) On December 1, 1998, Mr. Chupik was granted 25,000 incentive stock options which are exercisable at the fair market value on such date, $1.72. On October 30, 1996 and December 15, 1997, Mr. Chupik was granted 5,000 incentive stock options which were exercisable at the fair market value on such date of $4.56 and $4.19, respectively. These options were replaced with new options effective October 21, 1998 with an exercise price of $1.8750.
(10) On October 12, 1999, Mr. Blanchard was granted 15,000 stock options which are exercisable at the fair market value on such date, $5.22. On October 30, 1996, Mr. Blanchard was granted 20,000 stock options which are exercisable at the fair market value on such date, $4.56.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

   The following table sets forth information regarding grants to stock options to the Named Executive Officers during the last fiscal year. No SARs were granted during the last fiscal year.

                                         % of                              Potential Realizable
                                       Options/                          Value at Assumed Annual
                                         SARs                                 Rates of Stock
                                      Granted to                         Appreciation for Option
                                       Employees                                   Term
                         Options/SARs   during     Exercise   Expiration ------------------------
Name                       Granted    Fiscal Year Price/Share    Date    5% per year 10% per year
----                     ------------ ----------- ----------- ---------- ----------- ------------
Lawrence Butler.........   120,000       33.4%       $4.94(1)    8/04     $148,684     $342,851
                                                                10/04
Robert C. Streiter......    50,000       13.9%        4.81       9/04       66,480      146,904
Steve E. Chupik.........    25,000       6.96%        1.72      11/03       11,871       26,223
Johnny J. Blanchard.....    15,000       4.17%        5.22      10/04       21,628      47, 792

--------
(1) Represents weighted average.

   Aggregated Option/SAR Exercises in Last Fiscal Year Ended October 31, 1999
                            and FY-End Option Values

   The following table sets forth information regarding each exercise of stock options during the fiscal year ended October 31, 1999 by the Named Executive Officers and the fiscal year-end value of unexercised options held by such persons.

                                                  Number of
                                                 Unexercised   Value Unexercised
                             Shares              Options at      In-the-Money
                            Acquired             FY-End (#)    Options At FY-End
                               on      Value    Exercisable/     Exercisable/
                           Exercise # Realized  Unexercisable    Unexercisable
                           ---------- -------- --------------- -----------------
Lawrence Butler...........    -0-       -0-    268,332/181,668 $332,128/$ 99,585
Robert C. Streiter........    -0-       -0-     38,334/111,666 $126,981/$223,018
Steve E. Chupik...........    -0-       -0-      24,339/28,601 $ 84,231/$ 98,647
Johnny J. Blanchard.......    -0-       -0-      32,000/15,000 $ 19,875/$      0

Employment Agreements

   On September 29, 1995, the Company and Mr. L. Butler entered into a three year employment agreement (the "Agreement"). Under the Agreement, Mr. Butler is entitled to a base annual salary of $180,000 for the first year of the term with annual reviews of such base salary by the Board of Directors. In addition, the Agreement provides for an annual bonus based on the Company's earnings from continuing operations, less minority interest and before provision for income taxes.

   Effective March 23, 1999, the Company entered into a two year employment agreement, with Robert C. Streiter pursuant to which Mr. Streiter is to serve as president of the Company. Under the agreement, Mr. Streiter is to receive an annual salary of $200,000 and participate in the Company's bonus plan.

Retirement Plans

   The Company has adopted a 401-K Savings/Stock Purchase Plan (the "401-K Plan") pursuant to which employees of the Company, including officers and directors who are full-time employees, may elect to contribute up to 6% of their salaries with the Company contributing an amount equal to one-half the employee's contribution. The amounts contributed by the Company vest over the first five (5) years of a person's employment by the Company. Employees may also contribute certain additional amounts of their salaries to the 401-K Plan without matching contributions by the Company. Income on the amounts held in the 401-K Plan is not subject to Federal income tax until withdrawal. Amounts held in the 401-K Plan are generally distributable to an employee upon normal retirement at age 59 or upon the death or disability of the employee. The Company does not maintain any pension plans.

Stock Option Plans and Agreements

   While the Company currently has stock options outstanding under three plans:
1981 Incentive Stock Option Plan and the 1985 and 1994 Stock Option Plans (collectively, the "Stock Option Plans"), options may only be granted under the 1994 Plan.

   As of January 31, 2000, the number of shares available for future grant under the 1994 Plan was 452,699 and as of such date the Company had outstanding options to acquire an aggregate of 1,271,432 shares of Common Stock under all Stock Option Plans.

Compensation of Directors

   On January 15, 1998, the Company's board of directors approved an amendment to the Company's 1994 Stock Option Plan to provide for the annual grant (for the next three years) of options to purchase 10,000

Shares to each director who is not an employee of the Company. Directors who are officers of or consultants to the Company will not receive any additional compensation for serving on the Board of Directors or its committees. Previously, the compensation plan provided for payment to directors who are not officers of or consultants to the Company of $1,000 for each meeting of the Board of Directors or any of its committees attended in person (plus reimbursement of travel expenses) and $250 for each telephonic meeting in which a Director participates.

Compensation Committee Interlocks and Insider Participation

   The Board has a Compensation Committee, which currently consists of Marshall
D. Butler, Donald K. Grierson and Frederic A. Heim. For services to the Company, Marshall Butler received compensation of $75,000 during the last fiscal year.

Compensation Committee Report

   Lawrence Butler's salary for the fiscal year ended October 31, 1999 was based upon his employment agreement which was entered into on September 29, 1995. The agreement provided for a base annual salary, subject to annual review, of $180,000, plus a bonus based on the Company achieving certain approved targeted earnings. The Committee has recommended increases to Mr. L. Butler's salary, which is currently $242,681 per year. Prior to determining Mr. Butler's compensation, the Committee reviewed available surveys of compensation packages for chief executives in the electronics components manufacturing industry. The Committee also believes that granting the chief executive officer stock options best aligns his interests with those of the Company's stockholders.

   It is the Committee's policy to provide its executive officers with a moderately competitive salary and incentives in the form of stock options and cash bonuses tied to targeted earnings.

                                          Marshall D. Butler
                                          Frederic A. Heim
                                          Donald K. Grierson

Performance Graph

   The graph below compares the cumulative total stockholder's return of the common stock of the Company for the last five years with the NASDAQ Composite Index and the Standard & Poor's Electronic Components and Parts Manufacturers. The graph assumes the value of the fixed investment was $100 on October 31, 1994, and that all dividends were reinvested.


                             [GRAPH APPEARS HERE]


                                                               NASDAQ   Industry
                     Measurement Period                 Alpha Composite  Group
                     ------------------                 ----- --------- --------
      October 31, 1994.................................  100     100      100
      October 31, 1995.................................  203     133      127
      October 31, 1996.................................   93     157      185
      October 31, 1997.................................   90     205      246
      October 31, 1998.................................   34     228      323
      October 31, 1999.................................  104     382      487

                        MEETINGS OF BOARD AND COMMITTEES

   During the fiscal year ended October 31, 1999, the Board of Directors of the Company held 4 meetings and acted by unanimous written consent once. The Board of Directors has a standing Audit Committee to assist the Board of Directors in fulfilling its responsibilities relating to corporate accounting and reporting practices. The current members of this committee are Frederic Heim and Kenneth Rind. The Audit Committee held one formal meeting in fiscal year 1999. The Board of Directors also has a standing Compensation Committee to assist the Board of Directors in reviewing the compensation levels of officers and directors of the Company. The current members of this committee are Marshall Butler, Donald Grierson and Frederic Heim. The Compensation Committee held one formal meeting in fiscal year 1999. The Board of Directors has an Executive Committee, which has all authority of the Board of Directors to the extent permissible under Delaware General Corporation law. The Executive Committee consists of Marshall Butler and Lawrence Butler. During fiscal year 1999, the Executive Committee consulted with each other and management frequently. The Company has a Stock Option Committee, which is charged with the function of administering the Company's stock option plans. The members of the Stock Option Committee are Marshall Butler, Donald K. Grierson and Kenneth Rind. The Stock Option Committee met one time and acted by unanimous written consent five times during fiscal year 1999.

   Each director participated in more than 75% of the total number of Board of Directors' meetings and Board of Directors' committee meetings held during such director's tenure on the Board of Directors or committee, as the case may be, during the fiscal year ended October 31, 1999.

                             STOCKHOLDER PROPOSALS

   All stockholder proposals which are intended to be presented at the 2001 Annual Meeting of Stockholders of the Company must be received by the Company no later than December 18, 2000.

                          FILINGS UNDER SECTION 16(a)

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Other than Lawrence Butler, the Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

   Based on a review of the copies of the Forms furnished to the Company, the Company believes that all filing requirements applicable to its officers and directors were complied with in a timely manner during fiscal year 1999.

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

   Grant Thornton LLP was appointed the Company's independent public accountants for fiscal 1999. A representative of Grant Thornton LLP is expected to be present at the 2000 Annual Meeting of Shareholders, and will be available to answer appropriate questions, and will have an opportunity to make a statement if such representative should desire.

                                 OTHER BUSINESS

   The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

   The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please complete, sign and date the enclosed form of proxy and return it in the enclosed envelope.

                                          By Order of the Board of Directors,
                                          /s/ Lawrence Butler
                                          Lawrence Butler,
                                          Chairman and Chief Executive Officer

Dated: March 6, 2000

   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: INVESTOR RELATIONS, ALPHA TECHNOLOGIES GROUP, INC., 1155 DAIRY ASHFORD, SUITE 216, HOUSTON, TX 77079.

                        ALPHA TECHNOLOGIES GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                APRIL 18, 2000

     The Undersigned hereby appoints Marshall D. Butler and Lawrence Butler, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote as designated on the reverse side, all shares of Common Stock, $.03 par value, of Alpha Technologies Group, Inc. (the "Company") held of record by the undersigned as of the close of business on Februay 25, 2000, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on April 18, 2000, at 750 Lexington Avenue, 27th Floor, New York, NY 10022, and at any adjournments or postponements thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND AS SET FORTH IN THE PROXY STATEMENT, WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN IN CONNECTION WITH ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR SUCH NOMINEES.

                                                             SEE REVERSE
             CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

[X]  Please mark votes as in this example.


1. ELECTION OF DIRECTORS TO A            2.  FOR THE TRANSACTION OF SUCH OTHER
   ONE-YEAR TERM.                        BUSINESS AS MAY PROPERLY COME BEFORE
                                         THE MEETING AND ANY ADJOURNMENTS OR
NOMINEES: Marshall D. Butler,            POSTPONEMENTS THEREOF.
 Lawrence Butler, Donald K. Grierson,
 Frederic A. Heim, Kenneth W. Rind       PROXIES NOT MARKED WILL BE VOTED FOR
 and Robert C. Streiter                  ALL NOMINEES IN PROPOSAL 1.


PROXIES NOT MARKED TO WITHHOLD           MARK HERE FOR ADDRESS CHANGE AND NOTE
 AUTHORITY WILL BE VOTED FOR THE         BELOW [ ]
 ELECTION OF ALL NOMINEES WHOSE NAMES
 ARE NOT WRITTEN ON THE LINE BELOW.      IMPORTANT:  Signatures should
                                         correspond exactly with the name(s)
[ ] FOR ALL NOMINEES                     as they appear on the stock record
[ ] WITHHELD FROM ALL NOMINEES           books of the Company.  Each joint
                                         owner shall sign.  Executors,
                                         administrators, trustees, etc. should
[ ] _________________________________    give full title.
    For all nominees except as noted
    above

                                         Signature:__________________    Date:________


                                         Signature:__________________    Date:________
                                                     IF HELD JOINTLY
